SECURITIES and EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2003



                               KOGER EQUITY, INC.

             (Exact name of registrant as specified in its charter)


                                     FLORIDA

                 (State or other jurisdiction of incorporation)

                  1-9997                                      59-2898045

           (Commission File Number)           (IRS Employer Identification No.)

         225 NE Mizner Boulevard, Suite 200
                 Boca Raton, Florida                                 33432

        (Address of principal executive offices)                   (Zip Code)

                                 (561) 395-9666

              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

(a) The historical ratio of earnings to fixed charges for the periods indicated is as follows:


                                                   Six Months
                                                  Ended June 30,                   Years Ended December 31,
                                             ------------------------ -------------------------------------------------------------
                                                2003        2002         2002         2001         2000         1999         1998
                                             ----------- ------------ ------------ ------------ ------------ ------------ ----------

Earnings:

Net income                                        7,721        9,488       16,423       73,223       27,153       36,586     29,602

Adjustments:
Income taxes                                        (21)          94         (413)         684          (21)         187        956
Minority interest                                     -           20           20        1,044        1,156        1,174        139
Equity in earnings of unconsolidated subsidiary       -            -            -          (81)        (645)      (1,099)    (1,696)
Interest expense                                 14,045       11,236       23,252       25,204       27,268       21,893     16,616
Amortization of loan costs                          725          588        1,893          908          888          836      1,069
Distributed income of equity investees                -            -        2,750            -          438          448        515
Interest capitalized                                  -            -            -         (207)      (1,059)      (3,343)    (2,974)
Gain on sale of assets                             (589)          (1)         (21)     (39,189)      (6,015)      (3,851)       (35)
                                             ----------- ------------ ------------ ------------ ------------ ------------ ----------

Earnings                                         21,881       21,425       43,904       61,586       49,163       52,831     44,192
                                             =========== ============ ============ ============ ============ ============ =========


Fixed Charges:
Interest expense                                 14,045       11,236       23,252       25,204       27,268       21,893     16,616
Interest capitalized                                  -            -            -          207        1,059        3,343      2,974
Amortization of deferred loan costs                 725          588        1,893          908          888          836      1,069
Preferred stock dividends                             -            -            -            -            -            -          -
                                             ----------- ------------ ------------ ------------ ------------ ------------ ---------

Total Fixed Charges                              14,770       11,824       25,145       26,319       29,215       26,072     20,659
                                             =========== ============ ============ ============ ============ ============ =========

Ratio of Earnings to Fixed Charges                 1.48         1.81         1.75         2.34         1.68         2.03       2.14
                                             =========== ============ ============ ============ ============ ============ =========


For purposes of calculating the above ratios, earnings represent net income from our consolidated statements of operations, as adjusted for fixed charges and dividends on preferred stock. Fixed charges represent interest expense from our consolidated statements of operations. The ratios are based solely on historical financial information and no pro forma adjustments have been made thereto.

(b) Information about securities underlying Koger Equity, Inc.'s outstanding stock options at December 31, 2002 is as follows:

                                                 Number of Securities to be          Weighted Average          Number of Securities
                                                 Issued upon Exercise of             Exercise Price of         Remaining Available
                     Plan Category                 Outstanding Options               Outstanding Options       for Future Issuance
---------------------------------------------  ----------------------------------   ---------------------      -------------------


Equity Compensation Plans
Approved by Stockholders                            449,113                              19.50                       1,161,200

Equity Compensation Plans
Not Approved by Stockholders                      1,704,894  (1)                         17.14                         275,406  (2)


Total                                             2,154,007                              17.60                       1,436,606


(1) Includes the following options, all of which were granted at an exercise price equal to the closing market price on the date of grant with a term of ten years:

1. Options to purchase 1,525,000 shares granted to certain officers in connection with their initial employment with the Company. These grants are summarized as follows:


                                                                 Number of      Exercise         Date of
                    Officer                    Title             Options         Price            Grant                Vesting
------------------------------- -------------------------------------------  ------------      -----------------       --------

Thomas J. Crocker               Chief Executive Officer           700,000      $16.0625        February 17, 2000            67%
Robert E. Onisko                Chief Financial Officer           300,000       16.0625        February 17, 2000            67%
Thomas C. Brockwell             Senior Vice President             200,000       17.5625        June 14, 2000                67%
Christopher L. Becker           Senior Vice President             200,000       17.5625        June 14, 2000                67%
David B. Hiley                  Former Chief Financial Officer    125,000       22.8125        February 18, 1998            100%




2.   Options to purchase 30,294 shares granted to lower echelon employees.

3. Options to purchase 44,000 shares granted in 1997 to the then outside directors. These grants are summarized as follows:

                                                     Number of           Exercise         Date of
                                         Title        Options             Price            Grant                  Vesting
                               -------------------  ----------      ----------------  -------------------     -------------

D. Pike Aloian                 Director                4,000          $19.8125        August 19, 1997              100%
Benjamin C. Bishop, Jr.        Director                4,000           19.8125        August 19, 1997              100%
Irvin H. Davis                 Former Director         4,000           19.8125        August 19, 1997              100%
David B. Hiley                 Director                4,000           19.8125        August 19, 1997              100%
John R.S. Jacobsson            Former Director         4,000           19.8125        August 19, 1997              100%
G. Christian Lantzsch          Former Director         4,000           19.8125        August 19, 1997              100%
William L. Mack                Former Director         4,000           19.8125        August 19, 1997              100%
Lee S. Neibart                 Former Director         4,000           19.8125        August 19, 1997              100%
Edward Scheetz                 Former Director         4,000           19.8125        August 19, 1997              100%
George F. Staudter             Director                4,000           19.8125        August 19, 1997              100%
S.D. Stoneburner               Former Director         4,000           19.8125        August 19, 1997              100%



4. Options to purchase 80,600 shares granted pursuant to a non-statutory stock option plan available to all employees of the Company.

5. Options to purchase 25,000 shares granted to the Company's outside legal counsel and assistant secretary. Harold F. McCart, Jr. was granted this option on May 19, 1998 at an exercise price of $21.25. This option is fully vested.

(2) Includes the following options available for grant at a exercise price equal to at least the closing market price on the date of grant for a term not to exceed ten years:

1. Options to purchase up to 119,706 shares available for grant pursuant to an option plan available to lower echelon employees.

2. Options to purchase up to 155,700 shares available for grant pursuant to a non-statutory stock option plan available for all employees of the Company. This plan expires on November 18, 2006. The Company's Compensation Committee has plenary authority to grant options under this plan subject to any conditions it may determine except for option price and term.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

      (12) Statements regarding Computation of Ratios.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                     KOGER EQUITY, INC.

Dated:  September 2, 2003            By: /s/ Steven A. Abney
                                         ___________________
                                         Steven A. Abney
                                     Vice President, Finance and Chief
                                         Accounting Officer
                                     (Principal Financial Officer)
                                             Koger Equity, Inc.

                                  EXHIBIT INDEX



Exhibit No.           Description
----------            -----------
      12              Statements regarding Computation of Ratios.

                                                                     EXHIBIT 12

KOGER EQUITY, INC.
Ratio of Earnings to Fixed Charges
(In Thousands except Ratios)


                                                   Six Months
                                                  Ended June 30,                   Years Ended December 31,
                                             ---------------------------------------------------------------------------------------
                                                2003        2002         2002         2001         2000         1999         1998
                                             ----------- ------------ ------------ ------------ ------------ ------------ ----------

Earnings:

Net income                                        7,721        9,488       16,423       73,223       27,153       36,586     29,602

Adjustments:
Income taxes                                        (21)          94         (413)         684          (21)         187        956
Minority interest                                     -           20           20        1,044        1,156        1,174        139
Equity in earnings of unconsolidated subsidiary       -            -            -          (81)        (645)      (1,099)    (1,696)
Interest expense                                 14,045       11,236       23,252       25,204       27,268       21,893     16,616
Amortization of loan costs                          725          588        1,893          908          888          836      1,069
Distributed income of equity investees                -            -        2,750            -          438          448        515
Interest capitalized                                  -            -            -         (207)      (1,059)      (3,343)    (2,974)
Gain on sale of assets                             (589)          (1)         (21)     (39,189)      (6,015)      (3,851)       (35)
                                             ----------- ------------ ------------ ------------ ------------ ------------ ----------

Earnings                                         21,881       21,425       43,904       61,586       49,163       52,831     44,192
                                             =========== ============ ============ ============ ============ ============ ==========


Fixed Charges:
Interest expense                                 14,045       11,236       23,252       25,204       27,268       21,893     16,616
Interest capitalized                                  -            -            -          207        1,059        3,343      2,974
Amortization of deferred loan costs                 725          588        1,893          908          888          836      1,069
Preferred stock dividends                             -            -            -            -            -            -          -
                                             ----------- ------------ ------------ ------------ ------------ ------------ ----------

Total Fixed Charges                              14,770       11,824       25,145       26,319       29,215       26,072     20,659
                                             =========== ============ ============ ============ ============ ============ ==========

Ratio of Earnings to Fixed Charges                 1.48         1.81         1.75         2.34         1.68         2.03       2.14
                                             =========== ============ ============ ============ ============ ============ ==========
